Exhibit 10.3

AMENDMENT NO. 7 TO SENIOR CREDIT AGREEMENT

This Amendment No. 7 to Senior Credit Agreement (this “ Amendment”) is made and entered into as of March __, 2021, by and among Denim.LA, Inc., a Delaware corporation d/b/a DSTLD (the “Borrower”), the stockholders of the Borrower signatories below (“Stockholders”), bocm3-DSTLD-Senior Debt, LLC, a Utah limited liability company (“First Lender”) and bocm3-DSTLD-Senior Debt 2, LLC, a Utah limited liability company (“Second Lender” and together with the First Lender, the “Lenders”).

In consideration of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged; it is hereby agreed that:

ARTICLE I.

DEFINITIONS

When used herein, the following terms shall have the following specified meanings:

1.1            “Amendment” shall mean this Amendment No. 7 to Senior Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time.

1.2            “Credit Agreement” shall mean that certain Senior Credit Agreement, dated as of March 10, 2017, by and among the Borrower, Stockholders and First Lender, as amended by that certain Amendment No. 1 to Senior Credit Agreement, dated as of July 1, 2017 (“Amendment No. 1”), that certain Amendment No. 2 to Credit Agreement, Security Agreement and Management, dated as of March 30, 2018 (“Amendment No. 2”), and that certain Limited Waiver and Amendment No. 3 to Senior Credit Agreement, dated as of April 30, 2018 (“Amendment No. 3”), that certain Amendment No. 4 to Senior Credit Agreement, dated as of February 28, 2019 (“Amendment No. 4”), that certain Amendment No. 5 to Senior Credit Agreement and Security Agreement, dated as of February 7, 2020 (“Amendment No. 5”), and that certain Amendment No. 6 to Senior Credit Agreement, dated as of September 9, 2020 (“Amendment No. 6” and, together with Amendment No. 1, Amendment No. 2, Amendment No. 3 Amendment No. 4 and Amendment No. 5, collectively, the “Amendments”), and as further amended, modified, supplemented, extended or restated from time to time.

1.3            Other Capitalized Terms. All capitalized terms used in this Amendment and not specifically defined herein shall have the definitions assigned to such terms in the Credit Agreement.

ARTICLE II.

AMENDMENTS TO CREDIT AGREEMENT

2.1            Amendments. The Credit Agreement is hereby amended as follows:

(a)	Section 1.1. The following definition is added to Section 1.1 of the Credit Agreement:

“Public Offering” means a secondary public offering of Borrower stock in which Borrower receives at least $5,000,000.

(b)	Section 1.1. The definition of “Note Maturity Date” in Section 1.1 of the Credit Agreement is hereby deleted and replaced with the following:

“Note Maturity Date” means December 31, 2022.

(c)	Section 2.3(a)(ii). The following is hereby appended to the end of Section 2.3(a)(ii) of the Credit Agreement:

Provided that the Public Offering occurs on or before July 31, 2021, Borrower shall pay the Lenders $3,000,000 (the “Public Offering Payment”) within five (5) Business Days of the Public Offering in partial repayment of the Loans. If Borrower has an additional public offering of stock on or before September 30, 2021 in which the Company raises at least $3,000,000, Borrower shall repay the Loans within five (5) Business Days of such additional public offering of stock. If after timely making the Public Offering Payment Borrower does not have an additional public offering of stock on or before September 30, 2021 in which the Company raises at least $3,000,000, Borrower shall repay $300,000 of the Loans on or before September 30, 2021.

(d)	Section 2.3(b). The following shall be added as the last sentence of Section 2.3(b) of the Credit Agreement:

Borrower shall pay to the Lenders $337,744.88 on or before April 30, 2021, which shall be allocated to prior payments of accrued interest and the Monitoring Fee.

2.2            Limited Waiver. From March 1, 2021 until the Note Maturity Date, provided no Event of Default has occurred and is continuing, the Lenders waive Borrower’s obligations under Sections 5.1(a)-5.1(e) of the Credit Agreement.

2.3            Miscellaneous Amendments. The Credit Agreement, the Notes, and all other agreements and instruments executed and delivered heretofore or hereafter pursuant to the Credit Agreement are amended hereby so that any reference therein to the Credit Agreement shall be deemed to be a reference to such agreements and instruments as amended by or pursuant to this Amendment.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE BORROWERS

The Borrower hereby represents and warrants to the Lenders that:

3.1            Credit Agreement. All of the representations and warranties made by Borrower in the Credit Agreement are true and correct on the date of this Amendment, except to the extent such representation or warranty relates to a specified earlier date, in which case it continues to be true and correct as of such date. No Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment.

3.2            Authorization; Enforceability. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, has been duly authorized by all necessary company action by Borrower. This Amendment is the valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

3.3            Absence of Conflicting Obligations. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, do not violate any presently existing provision of law or the articles or certificate of formation, certificate of organization or operating agreement of Borrower or any agreement to which Borrower is a party or by which it or any of its assets is bound.

ARTICLE IV.

MISCELLANEOUS

4.1            Continuance of Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect.

4.2            Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

4.3            Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Utah applicable to agreements made and wholly performed within such state. The parties hereto acknowledge that this Amendment was negotiated with the assistance of counsel and, accordingly, such laws shall be applied without reference to any rules of construction regarding the draftsman hereof.

4.4            Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

4.5            Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

4.6            Conditions. The effectiveness of this Amendment is subject to Lender having received from Borrower such documents and other materials as Lender shall request, in form and substance satisfactory to Lender and its counsel, including without limitation duly executed copies of this Amendment, and the payment of all fees and expenses pursuant to Section 4.9 of this Amendment.

4.7            Course of Dealing; Consent. Borrower acknowledges that neither previous waivers, extensions, and amendments granted to Borrower by Lender, nor the amendments and waivers granted herein, create any course of dealing or expectation with respect to any further waivers, extensions, or amendments, and Borrower further acknowledges that Lender has no obligation whatsoever to grant any additional waivers, extensions, amendments, or forbearance.

4.8            No Defenses. Borrower acknowledges it has no defenses, rights of setoff, or rights of recoupment to the enforceability or payment of any of its obligations under the Credit Agreement as amended hereby.

4.9            Expenses and Attorneys’ Fees. Borrower shall pay (a) all fees and expenses (including attorney’s fees) incurred by Lender in connection with the preparation, execution, and delivery of this Amendment, and all prior legal fees and expenses (including attorney’s fees) incurred by each Lender in connection with the Credit Agreement and (b) all fees and expenses (including attorney’s fees) incurred by Borrower in connection with the preparation, execution, and delivery of this Amendment on the date hereof, all subject to the restriction set forth in Section 2.4 of the Credit Agreement.

4.10           Further Assurances. Borrower shall promptly execute and deliver or cause to be executed and delivered to Lenders within a reasonable time following Lender’s request, and at the expense of Borrower, such other documents or instruments as Lender may reasonably require to in order to give effect to the intent and purposes of this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 7 to Senior Credit Agreement as of the date first written above.

DENIM.LA, INC. d/b/a DSTLD

By:	Hil Darvis
Name:	Hil Darvis
Title:	CEO

BOCM3-DSTLD-SENIOR DEBT, LLC

By:	Gregory D. Seare
Name:	Gregory D. Seare
Title:	Manager

BOCM3-DSTLD-SENIOR DEBT 2, LLC

By:	Gregory D. Seare
Name:	Gregory D. Seare
Title:	Manager

STOCKHOLDERS

Mark Lynn

/s/ Mark Lynn

Corey Epstein

/s/ Corey Epstein

[Signature page to Amendment No. 7 to Credit Agreement]